Exhibit 10.9
SECURED PROMISSORY NOTE

$20,000.00                                                                                                           January 13, 2011

FOR VALUE RECEIVED, China Logistics Group, Inc. (as the “Borrowers”), hereby unconditionally promise to pay to the order of China Direct Investments, Inc. (the “Lender”) at the location designated by Lender, in lawful money of the United States of America the principal sum of $20,000.00, together with interest on the unpaid principal amount outstanding at a rate of 4% per annum.  All outstanding principal and interest accrued and unpaid on this Secured Promissory Note shall be payable in full on Jan 13, 2012, the maturity date.

Section 1: Interest

Interest payments of $800.00 are due and payable on Jan 13, 2012.

Section 2: Principal

The $20,000.00 principal amount of this Secured Promissory Note is due on Jan 13, 2012

Section 3: Maturity

Subject to the terms and conditions hereof, the principal amount of this Secured Promissory Note plus the accrued interest shall be due and payable as stipulated in Sections 1 and 2 of this Secured Promissory Note on Jan 13, 2012 (the “Maturity Date”), and shall be paid by the Borrowers in cash, check, money order or by wire transfer.

Borrowers: China Logistics Group, Inc. By: /s/ Andrew Goldrich Sign name	Lender: China Direct Investments, Inc. By: /s/ James Wang Sign name

SECURED PROMISSORY NOTE

$22,500.00                                                                                                                     Feb. 16, 2011

FOR VALUE RECEIVED, China Logistics Group, Inc. (as the “Borrowers”), hereby unconditionally promise to pay to the order of China Direct Investments, Inc. (the “Lender”) at the location designated by Lender, in lawful money of the United States of America the principal sum of $22,500.00, together with interest on the unpaid principal amount outstanding at a rate of 4% per annum.  All outstanding principal and interest accrued and unpaid on this Secured Promissory Note shall be payable in full on Feb. 15, 2012, the maturity date.

Section 1: Interest

Interest payments of $900 are due and payable on Feb.15, 2012.

Section 2: Principal

The $22,500.00 principal amount of this Secured Promissory Note is due on Feb.15, 2012.

Section 3: Maturity

Subject to the terms and conditions hereof, the principal amount of this Secured Promissory Note plus the accrued interest shall be due and payable as stipulated in Sections 1 and 2 of this Secured Promissory Note on Feb.15loan, 2012 (the “Maturity Date”), and shall be paid by the Borrowers in cash, check, money order or by wire transfer.

Borrowers: China Logistics Group, Inc. By: /s/ Wei Chen Sign name	Lender: China Direct Investments, Inc. By: /s/ James Wang Sign name

SECURED PROMISSORY NOTE

$50,000.00                                                                                                                     Aug 5, 2011

FOR VALUE RECEIVED, China Logistics Group, Inc. (as the “Borrowers”), hereby unconditionally promise to pay to the order of China Direct Investments, Inc. (the “Lender”) at the location designated by Lender, in lawful money of the United States of America the principal sum of $50,000.00, together with interest on the unpaid principal amount outstanding at a rate of 4% per annum.  All outstanding principal and interest accrued and unpaid on this Secured Promissory Note shall be payable in full on Aug 4, 2012, the maturity date.

Section 1: Interest

Interest payments of $2,000 are due and payable on Aug 4, 2012.

Section 2: Principal

The $50,000.00 principal amount of this Secured Promissory Note is due on Aug 4, 2012

Section 3: Maturity

Subject to the terms and conditions hereof, the principal amount of this Secured Promissory Note plus the accrued interest shall be due and payable as stipulated in Sections 1 and 2 of this Secured Promissory Note on Aug 4, 2012 (the “Maturity Date”), and shall be paid by the Borrowers in cash, check, money order or by wire transfer.

Borrowers: China Logistics Group, Inc. By: /s/ Wei Chen Sign name	Lender: China Direct Investments, Inc. By: /s/ Andrew Goldrich Sign name

SECURED PROMISSORY NOTE

$30,000                                                                                                           Oct. 2, 2011

FOR VALUE RECEIVED, China Logistics Group, Inc. (as the “Borrowers”), hereby unconditionally promise to pay to the order of China Direct Investments, Inc. (the “Lender”) at the location designated by Lender, in lawful money of the United States of America the principal sum of $30,000.00, together with interest on the unpaid principal amount outstanding at a rate of 4% per annum.  All outstanding principal and interest accrued and unpaid on this Secured Promissory Note shall be payable in full on Oct.1, 2012, the maturity date.

Section 1: Interest

Interest payments of $1,200 are due and payable on Oct.1, 2012.

Section 2: Principal

The $30,000.00 principal amount of this Secured Promissory Note is due on Oct.1, 2012.

Section 3: Maturity

Subject to the terms and conditions hereof, the principal amount of this Secured Promissory Note plus the accrued interest shall be due and payable as stipulated in Sections 1 and 2 of this Secured Promissory Note on Oct. 1loan, 2012 (the “Maturity Date”), and shall be paid by the Borrowers in cash, check, money order or by wire transfer.

Borrowers: China Logistics Group, Inc. By: /s/ Wei Chen Sign name

SECURED PROMISSORY NOTE

$50,000.00                                                                                                                     Dec 2, 2011

FOR VALUE RECEIVED, China Logistics Group, Inc. (as the “Borrowers”), hereby unconditionally promise to pay to the order of China Direct Investments, Inc. (the “Lender”) at the location designated by Lender, in lawful money of the United States of America the principal sum of $50,000.00, together with interest on the unpaid principal amount outstanding at a rate of 4% per annum.  All outstanding principal and interest accrued and unpaid on this Secured Promissory Note shall be payable in full on Dec 1, 2012, the maturity date.

Section 1: Interest

Interest payments of $2,000 are due and payable on Dec 1, 2012.

Section 2: Principal

The $50,000.00 principal amount of this Secured Promissory Note is due on Dec 1, 2012

Section 3: Maturity

Subject to the terms and conditions hereof, the principal amount of this Secured Promissory Note plus the accrued interest shall be due and payable as stipulated in Sections 1 and 2 of this Secured Promissory Note on Dec 1, 2012 (the “Maturity Date”), and shall be paid by the Borrowers in cash, check, money order or by wire transfer.

Borrowers: China Logistics Group, Inc. By: /s/ Wei Chen Sign name

January 13, 2012

China Logistics Group, Inc.

Re:           $20,000 Secured Promissory Note dated Jan. 13, 2011 and $22,500 Secured promissory Note dated Feb. 16, 2011 between China Direct Investments, Inc. (Lender) and China Logistics Group, Inc. (Borrower)

Dear Mr. Chen,

Please accept this letter as formal notification of our mutual agreement to extend the maturity date of above two loans to Jan. 13, 2013 and Feb. 16, 2013, respectively. All other terms and conditions of the loans shall remain in full force and effect.

Warms regards,

Lender: China Direct Investments, Inc. By: /s/ James Wang Sign name: James Wang, Ph.D.	Borrower: China Logistics Group, Inc. By: /s/ Wei Chen Sign name: Wei Chen